UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	April 25, 2008

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 25, 2008, Photronics, Inc. (the “Company”) entered into Amendment No. 1 to the Credit Agreement. The Credit Agreement was entered into on June 6, 2007 among the Company, the Lenders Party thereto and JPMorgan Chase Bank, National Association as Administrative Agent and Collateral Agent, Citizens Bank of Massachusetts, HSBC Bank USA, National Association and Citibank, N.A. as Co-Syndication Agents (the “Credit Agreement”). Amendment No. 1 to the Credit Agreement amends the Applicable Rate chart that is set forth in Section 1.01 of the Credit Agreement to amend the Eurocurrency Spread, ABR Spread and Commitment Fee Rate. Amendment No. 1 also amends clause (a) of Section 6.11 by amending the Maximum Senior Leverage Ratio to 2.25 to 1.00 for the fiscal quarter ending April 29, 2008 through July 27, 2008 and 1.50 to 1.00 for the fiscal quarter ending November 2, 2008 and thereafter. Article 7 of the Credit Agreement was amended to provide that during the period from April 25, 2008 to November 2, 2008, the Company will enter into an agreement evidencing permanent long term capital in form and on terms and conditions reasonably satisfactory to the Administrative Agent whereby the Company receives net cash proceeds in an amount of at least $75,000,000 during such period.

On April 25, 2008, the Company also entered into Amendment No.1 to the Amended and Restated Guarantee Agreement by and among the Company and JPMorgan Chase Bank (China) Company Limited, Shanghai Branch, as Administrative Agent (for and on behalf of itself and the Majority Lenders under the Restated Credit Agreement) dated August 23, 2007 (the “Guarantee Agreement”). Clause (a) of Section 7.11 of the Guarantee Agreement was amended to provide that the Company will not permit the Senior Leverage Ratio to be greater than the following: 2.25 to 1.00 for the fiscal quarter ending April 29, 2008 through July 27, 2008 and 1.50 to 1.00 for the fiscal quarter ending November 2, 2008 and thereafter.

Item 9.01	(d) Exhibits
Exhibits

99.1 Amendment No.1 dated as of April 25, 2008 to the Credit Agreement dated as of June 6, 2007.

99.2 Amendment No.1 dated as of April 25, 2008 to the Amended and Restated Guarantee Agreement dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE	April 30, 2008	BY	/s/	Richelle E. Burr
Richelle E. Burr
Vice President, Associate General Counsel

PHOTRONICS, INC.

EXHIBIT INDEX

EXHIBIT NO. 99.1            DESCRIPTION

99.1 Amendment No.1 dated as of April 25, 2008 to the Credit Agreement dated as of June 6, 2007.

99.2 Amendment No.1 dated as of April 25, 2008 to the Amended and Restated Guarantee Agreement dated August 23, 2007.